UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2021

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-5151 (Commission File Number)	42-0442319 (IRS Employer Identification No.)

385 Bell Street, Dubuque, Iowa 52001-0877

(Address of principal executive offices, including zip code)

563-556-7730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	FLXS	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       Effective December 21, 2021, the Board of Directors (the “Board”) of Flexsteel Industries, Inc. (the “Company”) appointed Michael Scott Culbreth to the Board. Mr. Culbreth will serve as a Class III director, which class will stand for re-election at the 2022 annual meeting of the shareholders. Mr. Culbreth was appointed as a member of the Board’s Compensation Committee and the Board’s Audit Committee.

Mr. Culbreth will participate in the Company’s non-executive director compensation program. Pursuant to this program, Mr. Culbreth will receive: (i) an annual retainer of $55,000 for service as a Board member, and (ii) a quarterly stock grant with a value of $17,500, rounded to the nearest share, with no additional vesting requirements. Mr. Culbreth will also receive an annual retainer of $5,000 for service as a member of the Compensation Committee and will also receive an annual retainer of $7,500 for service as a member of the Audit Committee.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Culbreth had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Culbreth and any other person pursuant to which he was appointed as a director of the Company.

Item 7.01 Regulation FD Disclosure

On December 22, 2021, the Company issued a press release announcing the appointment of Mr. Culbreth to the Board of the Company. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release by Flexsteel Industries, Inc. dated December 22, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)

Date: December 22, 2021	By:	/s/ Derek P. Schmidt
Derek P. Schmidt
Chief Financial Officer and Chief Operating Officer